Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Union Security Insurance Company Variable Account C
and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Union Security Insurance Company Variable Account C (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

Fidelity® VIP Government Money Market Portfolio (Service Class)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
BlackRock S&P 500 Index V.I. Fund (Class I)

We have also audited the accompanying statements of assets and liabilities Hartford MidCap HLS Fund (Class IA), and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund (Class IA)	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023.	Three years in the period ended December 31, 2023 and the period from September 18, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Union Security Insurance Company Variable Account C as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

SA-1

Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 22, 2024

We have served as the auditor of the Sub-Accounts that comprise Union Security Insurance Company Variable Account C since 2002.

SA-2

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	5,409,558	1,559,965	572,246	39,148,806	1,767,635
Cost	$5,409,558	$39,022,058	$26,905,483	$608,726,243	$37,780,484
Fair value	$5,409,558	$44,864,580	$26,351,931	$738,346,473	$40,001,589
Due from Sponsor Company	507	—	—	—	—
Receivable for fund shares sold	—	39,855	110,692	25,558	44,621

Total assets	5,410,065	44,904,435	26,462,623	738,372,031	40,046,210

Liabilities:
Due to Sponsor Company	—	39,855	110,692	25,558	44,621
Payable for fund shares purchased	507	—	—	—	—

Total liabilities	507	39,855	110,692	25,558	44,621

Net assets:
For contract liabilities	$5,409,558	$44,864,580	$26,351,931	$738,346,473	$40,001,589

Deferred contracts in the accumulation period:
Units owned by participants #	539,293	699,604	355,362	8,326,954	919,906
Contract liability	$5,409,558	$44,864,580	$26,351,931	$738,346,473	$40,001,589

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,411,246	3,546,344	52,697	1,574,971	1,031,717
Cost	$36,415,559	$80,426,223	$4,008,569	$17,656,862	$10,402,512
Fair value	$36,482,157	$91,176,513	$5,094,785	$15,072,473	$10,667,951
Due from Sponsor Company	1,804	—	—	—	8,057
Receivable for fund shares sold	—	1,954	464	23,016	—

Total assets	36,483,961	91,178,467	5,095,249	15,095,489	10,676,008

Liabilities:
Due to Sponsor Company	—	1,954	464	23,016	—
Payable for fund shares purchased	1,804	—	—	—	8,057

Total liabilities	1,804	1,954	464	23,016	8,057

Net assets:
For contract liabilities	$36,482,157	$91,176,513	$5,094,785	$15,072,473	$10,667,951

Deferred contracts in the accumulation period:
Units owned by participants #	1,139,847	1,044,241	109,458	487,304	668,771
Contract liability	$36,482,157	$91,176,513	$5,094,785	$15,072,473	$10,667,951

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	3,233,527	1,382,685
Cost	$78,856,003	$46,795,757
Fair value	$95,712,399	$37,816,448
Due from Sponsor Company	—	2,098
Receivable for fund shares sold	1,959	—

Total assets	95,714,358	37,818,546

Liabilities:
Due to Sponsor Company	1,959	—
Payable for fund shares purchased	—	2,098

Total liabilities	1,959	2,098

Net assets:
For contract liabilities	$95,712,399	$37,816,448

Deferred contracts in the accumulation period:
Units owned by participants #	5,155,672	3,223,787
Contract liability	$95,712,399	$37,816,448

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$263,138	$807,213	$216,637	$5,769,336	$599,781

Expenses:
Administrative charges	(12,269)	(81,654)	(42,482)	(1,381,623)	(63,858)
Mortality and expense risk charges	(40,878)	(279,052)	(142,431)	(4,775,296)	(213,167)
Total Expenses	(53,147)	(360,706)	(184,913)	(6,156,919)	(277,025)
Net investment income (loss)	209,991	446,507	31,724	(387,583)	322,756

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	342,721	(213,417)	5,486,961	147,674
Net realized gain distributions	—	1,225,663	423,356	4,507,846	3,421,523
Change in unrealized appreciation (depreciation)	—	3,566,675	4,104,305	118,047,079	910,346
Net gain (loss) on investments	—	5,135,059	4,314,244	128,041,886	4,479,543

Net increase (decrease) in net assets resulting from operations	$209,991	$5,581,566	$4,345,968	$127,654,303	$4,802,299

The accompanying notes are an integral part of these financial statements.
SA-6

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$425,662	$—	$65,890	$555,421	$148,531

Expenses:
Administrative charges	(70,481)	(149,697)	(6,316)	(28,615)	(18,623)
Mortality and expense risk charges	(233,645)	(498,800)	(20,961)	(95,655)	(63,678)
Total Expenses	(304,126)	(648,497)	(27,277)	(124,270)	(82,301)
Net investment income (loss)	121,536	(648,497)	38,613	431,151	66,230

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(164,955)	217,664	141,731	(765,122)	11,198
Net realized gain distributions	—	—	241,957	—	—
Change in unrealized appreciation (depreciation)	3,671,963	14,397,019	(77,791)	1,233,685	391,413
Net gain (loss) on investments	3,507,008	14,614,683	305,897	468,563	402,611

Net increase (decrease) in net assets resulting from operations	$3,628,544	$13,966,186	$344,510	$899,714	$468,841

The accompanying notes are an integral part of these financial statements.
SA-7

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,204,145	$15,576

Expenses:
Administrative charges	(160,758)	(43,389)
Mortality and expense risk charges	(533,688)	(142,798)
Total Expenses	(694,446)	(186,187)
Net investment income (loss)	509,699	(170,611)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	922,168	(813,507)
Net realized gain distributions	3,541,377	2,589,318
Change in unrealized appreciation (depreciation)	14,949,365	3,228,982
Net gain (loss) on investments	19,412,910	5,004,793

Net increase (decrease) in net assets resulting from operations	$19,922,609	$4,834,182

The accompanying notes are an integral part of these financial statements.
SA-8

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$209,991	$446,507	$31,724	$(387,583)	$322,756
Net realized gain (loss) on security transactions	—	342,721	(213,417)	5,486,961	147,674
Net realized gain distributions	—	1,225,663	423,356	4,507,846	3,421,523
Change in unrealized appreciation (depreciation)	—	3,566,675	4,104,305	118,047,079	910,346
Net increase (decrease) in net assets resulting from operations	209,991	5,581,566	4,345,968	127,654,303	4,802,299

Unit transactions:
Purchases	201,471	1,834,016	823,327	13,507,185	1,139,636
Net transfers	(291,738)	340,813	80,223	711,031	205,837
Surrenders for benefit payments and fees	(849,151)	(1,754,415)	(801,395)	(26,119,518)	(1,312,434)
Other transactions	(76)	—	—	199	(1)
Death benefits	—	(636,239)	(195,466)	(7,740,536)	(472,829)
Net loan activity	(3,597)	(143,763)	(209,374)	(3,279,757)	(121,110)
Cost of insurance	(308,152)	(2,657,244)	(1,199,644)	(24,363,160)	(1,869,660)
Net increase (decrease) in net assets resulting from unit transactions	(1,251,243)	(3,016,832)	(1,502,329)	(47,284,556)	(2,430,561)
Net increase (decrease) in net assets	(1,041,252)	2,564,734	2,843,639	80,369,747	2,371,738

Net assets:
Beginning of period	6,450,810	42,299,846	23,508,292	657,976,726	37,629,851
End of period	$5,409,558	$44,864,580	$26,351,931	$738,346,473	$40,001,589

The accompanying notes are an integral part of these financial statements.
SA-9

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$121,536	$(648,497)	$38,613	$431,151	$66,230
Net realized gain (loss) on security transactions	(164,955)	217,664	141,731	(765,122)	11,198
Net realized gain distributions	—	—	241,957	—	—
Change in unrealized appreciation (depreciation)	3,671,963	14,397,019	(77,791)	1,233,685	391,413
Net increase (decrease) in net assets resulting from operations	3,628,544	13,966,186	344,510	899,714	468,841

Unit transactions:
Purchases	1,476,997	2,670,329	165,216	885,306	998,098
Net transfers	399,498	207,796	251,866	187,510	63,292
Surrenders for benefit payments and fees	(1,163,525)	(3,331,393)	(385,239)	(1,358,866)	(742,103)
Other transactions	54	(52)	—	26	(50)
Death benefits	(513,390)	(858,318)	(29,572)	(230,305)	(135,435)
Net loan activity	(132,002)	(191,312)	(51,903)	(240,436)	(63,553)
Cost of insurance	(1,779,880)	(3,810,959)	(245,115)	(1,101,299)	(1,158,410)
Net increase (decrease) in net assets resulting from unit transactions	(1,712,248)	(5,313,909)	(294,747)	(1,858,064)	(1,038,161)
Net increase (decrease) in net assets	1,916,296	8,652,277	49,763	(958,350)	(569,320)

Net assets:
Beginning of period	34,565,861	82,524,236	5,045,022	16,030,823	11,237,271
End of period	$36,482,157	$91,176,513	$5,094,785	$15,072,473	$10,667,951

The accompanying notes are an integral part of these financial statements.
SA-10

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$509,699	$(170,611)
Net realized gain (loss) on security transactions	922,168	(813,507)
Net realized gain distributions	3,541,377	2,589,318
Change in unrealized appreciation (depreciation)	14,949,365	3,228,982
Net increase (decrease) in net assets resulting from operations	19,922,609	4,834,182

Unit transactions:
Purchases	2,474,498	1,261,608
Net transfers	207,145	117,357
Surrenders for benefit payments and fees	(3,471,614)	(1,374,967)
Other transactions	(7)	(128)
Death benefits	(728,166)	(167,937)
Net loan activity	(231,900)	(208,710)
Cost of insurance	(3,961,392)	(1,717,262)
Net increase (decrease) in net assets resulting from unit transactions	(5,711,436)	(2,090,039)
Net increase (decrease) in net assets	14,211,173	2,744,143

Net assets:
Beginning of period	81,501,226	35,072,305
End of period	$95,712,399	$37,816,448

The accompanying notes are an integral part of these financial statements.
SA-11

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$31,197	$432,639	$43,391	$785,517	$380,667
Net realized gain (loss) on security transactions	—	772,784	(99,118)	6,274,562	540,748
Net realized gain distributions	—	5,651,129	3,274,775	39,440,119	4,135,166
Change in unrealized appreciation (depreciation)	—	(14,171,250)	(7,934,005)	(215,064,863)	(9,232,996)
Net increase (decrease) in net assets resulting from operations	31,197	(7,314,698)	(4,714,957)	(168,564,665)	(4,176,415)

Unit transactions:
Purchases	188,902	1,951,922	833,192	13,855,752	1,189,494
Net transfers	2,039,744	571,429	(485,471)	(2,518,341)	498,691
Surrenders for benefit payments and fees	(2,331,671)	(1,910,988)	(1,044,304)	(20,952,295)	(1,355,111)
Other transactions	(2)	25	(25)	14	(25)
Death benefits	—	(609,256)	(127,487)	(8,324,913)	(459,982)
Net loan activity	18,172	(62,368)	11,720	(2,066,059)	(67,896)
Cost of insurance	(327,466)	(2,686,972)	(1,157,231)	(24,359,973)	(1,861,584)
Net increase (decrease) in net assets resulting from unit transactions	(412,321)	(2,746,208)	(1,969,606)	(44,365,815)	(2,056,413)
Net increase (decrease) in net assets	(381,124)	(10,060,906)	(6,684,563)	(212,930,480)	(6,232,828)

Net assets:
Beginning of period	6,831,934	52,360,752	30,192,855	870,907,206	43,862,679
End of period	$6,450,810	$42,299,846	$23,508,292	$657,976,726	$37,629,851

The accompanying notes are an integral part of these financial statements.
SA-12

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$281,676	$(696,499)	$56,657	$373,715	$(63,758)
Net realized gain (loss) on security transactions	147,743	856,961	190,054	(340,808)	(34,705)
Net realized gain distributions	6,227,194	15,370,965	493,742	206,882	—
Change in unrealized appreciation (depreciation)	(14,951,528)	(50,513,342)	(1,048,613)	(3,207,050)	(21,366)
Net increase (decrease) in net assets resulting from operations	(8,294,915)	(34,981,915)	(308,160)	(2,967,261)	(119,829)

Unit transactions:
Purchases	1,583,626	2,832,220	167,492	844,779	1,011,419
Net transfers	(95,353)	425,773	318,657	952,782	37,113
Surrenders for benefit payments and fees	(1,366,942)	(2,741,085)	(229,591)	(872,121)	(888,395)
Other transactions	26	(27)	—	—	53
Death benefits	(114,907)	(763,005)	(29,582)	(206,393)	(42,741)
Net loan activity	35,923	(188,447)	(23,725)	(28,646)	(36,125)
Cost of insurance	(1,727,127)	(3,820,240)	(230,181)	(1,115,120)	(1,172,971)
Net increase (decrease) in net assets resulting from unit transactions	(1,684,754)	(4,254,811)	(26,930)	(424,719)	(1,091,647)
Net increase (decrease) in net assets	(9,979,669)	(39,236,726)	(335,090)	(3,391,980)	(1,211,476)

Net assets:
Beginning of period	44,545,530	121,760,962	5,380,112	19,422,803	12,448,747
End of period	$34,565,861	$82,524,236	$5,045,022	$16,030,823	$11,237,271

The accompanying notes are an integral part of these financial statements.
SA-13

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$591,745	$145,922
Net realized gain (loss) on security transactions	940,943	(470,676)
Net realized gain distributions	3,985,811	5,615,892
Change in unrealized appreciation (depreciation)	(25,307,213)	(17,314,787)
Net increase (decrease) in net assets resulting from operations	(19,788,714)	(12,023,649)

Unit transactions:
Purchases	2,592,927	1,338,118
Net transfers	235,261	(149,404)
Surrenders for benefit payments and fees	(3,226,722)	(1,586,924)
Other transactions	(205)	(57)
Death benefits	(886,124)	(383,317)
Net loan activity	(314,431)	20,789
Cost of insurance	(3,867,267)	(1,736,438)
Net increase (decrease) in net assets resulting from unit transactions	(5,466,561)	(2,497,233)
Net increase (decrease) in net assets	(25,255,275)	(14,520,882)

Net assets:
Beginning of period	106,756,501	49,593,187
End of period	$81,501,226	$35,072,305

The accompanying notes are an integral part of these financial statements.
SA-14

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
1. Organization:

Variable Account C (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

In 2023, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio (Service Class)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
BlackRock S&P 500 Index V.I. Fund (Class I)
Hartford MidCap HLS Fund (Class IA)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2023.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-

SA-15

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates

SA-16

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.00% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying Statements of Operations as a reduction in unit value.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum fee of 3.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Surrenders for benefit payments and fees’ on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a fee ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. The Sponsor Company will also make monthly deductions of $4.00 for policy value advances recovery charges. These charges are deducted through the redemption of units from applicable contract owners' accounts and are included in cost of insurance on the accompanying Statements of Changes in Net Assets. The Company will also make a daily deduction at an annual rate of 0.35% as a sales charge. These charges are a reduction in unit value which are reflected in the accompanying Statements of Operations.

e)    Maintenance Fees - The Sponsor Company may charge an asset based monthly expense against the Sub- Accounts’ average daily net assets. This charge cannot exceed 1.20% in each contract year. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

f)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying Statements of Operations or ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

SA-17

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

Rider Name	Increment	$ or %
Policy Value Advances Recovery Charge	monthly deductions of $4.00 plus a daily deduction at an annual rate of 0.27% of the policy value invested	$4.00 plus 0.27%
Guaranteed Death Benefit	monthly, per $1,000 of face value	0.06%*
Single Life Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$0.52670*
Joint Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$1.05*
Single Life Waivers of Selected Amount	monthly, per $100 of selected amount	$2.0083*
Joint Waiver of Selected Amount	monthly, per $100 of selected amount	$3.53266*
Second-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.333*
First-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.3333*
Estate Protection Rider	monthly, per $1,000 of benefit	$83.3333*
Additional Insured Rider	monthly, per $1,000 of benefit	$27.1472*
Primary Insured Rider	monthly, per $1,000 of benefit	$326.09*
Child Insurance Rider	monthly, per $1,000 of benefit	$6.50*
Accelerated Benefit Rider	At the time of receipt of a benefit or when benefit is exercised. Charge is an interest discount of the accelerated benefit plus an administrative charge	10% interest discount plus $300.00*
* Maximum charge

g)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a fee of $0.10 per $1,000 of the initial face value of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

h)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2023.

4.    Purchases and Sales Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$544,336	$1,848,726
Hartford Balanced HLS Fund (Class IA)	379,725	3,757,262
Hartford Capital Appreciation HLS Fund (Class IA)	307,971	1,995,213
Hartford Disciplined Equity HLS Fund (Class IA)	2,556,317	55,997,791
Hartford Dividend and Growth HLS Fund (Class IA)	1,715,753	4,423,340
Hartford International Opportunities HLS Fund (Class IA)	1,334,548	3,350,921
Hartford Small Cap Growth HLS Fund (Class IA)	800,815	6,763,221
Hartford Stock HLS Fund (Class IA)	294,154	616,178
Hartford Total Return Bond HLS Fund (Class IA)	1,672,369	3,654,703
Hartford Ultrashort Bond HLS Fund (Class IA)	1,147,831	2,268,293
BlackRock S&P 500 Index V.I. Fund (Class I)	670,730	7,076,612
Hartford MidCap HLS Fund (Class IA)	474,346	2,750,571

SA-18

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	55,368	181,772	(126,404)
Hartford Balanced HLS Fund (Class IA)	8,717	60,298	(51,581)
Hartford Capital Appreciation HLS Fund (Class IA)	4,973	26,845	(21,872)
Hartford Disciplined Equity HLS Fund (Class IA)	46,894	652,797	(605,903)
Hartford Dividend and Growth HLS Fund (Class IA)	39,270	99,054	(59,784)
Hartford International Opportunities HLS Fund (Class IA)	50,175	106,073	(55,898)
Hartford Small Cap Growth HLS Fund (Class IA)	11,555	78,276	(66,721)
Hartford Stock HLS Fund (Class IA)	6,852	12,929	(6,077)
Hartford Total Return Bond HLS Fund (Class IA)	67,811	127,861	(60,050)
Hartford Ultrashort Bond HLS Fund (Class IA)	76,554	145,066	(68,512)
BlackRock S&P 500 Index V.I. Fund (Class I)	44,665	388,155	(343,490)
Hartford MidCap HLS Fund (Class IA)	47,596	239,973	(192,377)

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	261,289	301,391	(40,102)
Hartford Balanced HLS Fund (Class IA)	13,225	57,776	(44,551)
Hartford Capital Appreciation HLS Fund (Class IA)	5,201	34,748	(29,547)
Hartford Disciplined Equity HLS Fund (Class IA)	15,502	602,273	(586,771)
Hartford Dividend and Growth HLS Fund (Class IA)	34,793	87,699	(52,906)
Hartford International Opportunities HLS Fund (Class IA)	28,041	83,793	(55,752)
Hartford Small Cap Growth HLS Fund (Class IA)	14,149	68,061	(53,912)
Hartford Stock HLS Fund (Class IA)	12,941	12,935	6
Hartford Total Return Bond HLS Fund (Class IA)	41,788	60,916	(19,128)
Hartford Ultrashort Bond HLS Fund (Class IA)	57,899	128,243	(70,344)
BlackRock S&P 500 Index V.I. Fund (Class I)	48,980	392,523	(343,543)
Hartford MidCap HLS Fund (Class IA)	60,289	281,419	(221,130)

SA-19

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2023	539,293	$9.65	to	$11.10	$5,409,558	—%	to	1.35%	4.66%	to	4.67%	3.39%	to	4.79%
2022	665,697	9.33	to	10.59	6,450,810	—	to	1.35	1.30	to	1.35	0.01	to	1.36
2021	705,799	9.33	to	10.45	6,831,934	—	to	1.35	0.01	to	0.01	(1.33)	to	0.01
2020	645,257	9.46	to	10.45	6,277,050	—	to	1.35	0.15	to	0.20	(1.07)	to	0.28
2019	387,795	9.56	to	10.42	3,803,528	—	to	1.35	1.81	to	1.90	0.55	to	1.92

Hartford Balanced HLS Fund (Class IA)
2023	699,604	40.25	to	46.03	44,864,580	—	to	1.35	1.88	to	1.91	13.24	to	14.78
2022	751,185	35.07	to	40.64	42,299,846	—	to	1.35	1.80	to	1.80	(14.58)	to	(13.42)
2021	795,736	40.50	to	47.58	52,360,752	—	to	1.35	1.01	to	1.01	18.04	to	19.64
2020	840,410	33.85	to	40.31	46,398,146	—	to	1.35	1.71	to	1.74	10.12	to	11.62
2019	892,665	30.33	to	36.61	44,459,144	—	to	1.35	1.90	to	1.92	21.15	to	22.80

Hartford Capital Appreciation HLS Fund (Class IA)
2023	355,362	65.93	to	87.45	26,351,931	—	to	1.35	0.88	to	0.88	18.40	to	20.00
2022	377,234	55.69	to	72.87	23,508,292	—	to	1.35	0.92	to	0.93	(16.43)	to	(15.30)
2021	406,781	66.64	to	86.04	30,192,855	—	to	1.35	0.47	to	0.47	13.22	to	14.76
2020	446,044	58.85	to	74.97	29,040,782	—	to	1.35	0.94	to	0.94	20.28	to	21.91
2019	488,180	48.93	to	61.49	26,308,662	—	to	1.35	1.18	to	1.21	29.52	to	31.28

Hartford Disciplined Equity HLS Fund (Class IA)
2023	8,326,954	59.26	to	72.55	738,346,473	—	to	1.35	0.83	to	0.83	19.62	to	21.24
2022	8,932,857	48.88	to	60.65	657,976,726	—	to	1.35	0.97	to	1.00	(20.04)	to	(18.96)
2021	9,519,628	60.31	to	75.85	870,907,206	—	to	1.35	0.56	to	0.57	23.83	to	25.52
2020	10,209,475	48.05	to	61.25	750,070,215	—	to	1.35	0.76	to	0.83	16.46	to	18.04
2019	961,301	40.71	to	52.60	55,009,867	—	to	1.35	0.90	to	0.93	32.32	to	34.12

Hartford Dividend and Growth HLS Fund (Class IA)
2023	919,906	39.18	to	49.82	40,001,589	—	to	1.35	1.56	to	1.59	12.65	to	14.18
2022	979,690	34.78	to	43.63	37,629,851	—	to	1.35	1.68	to	1.71	(10.15)	to	(8.93)
2021	1,032,596	38.71	to	47.92	43,862,679	—	to	1.35	1.28	to	1.30	30.23	to	32.00
2020	1,116,588	29.73	to	36.30	36,189,120	—	to	1.35	3.85	to	4.25	6.32	to	7.77
2019	313,437	27.96	to	33.68	9,402,187	—	to	1.35	1.88	to	1.90	26.88	to	28.60

Hartford International Opportunities HLS Fund (Class IA)
2023	1,139,847	27.22	to	27.88	36,482,157	—	to	1.35	1.17	to	1.25	10.22	to	11.72
2022	1,195,745	24.69	to	24.95	34,565,861	—	to	1.35	1.63	to	1.65	(19.24)	to	(18.14)
2021	1,251,497	30.49	to	30.58	44,545,530	—	to	1.35	0.99	to	1.02	6.37	to	7.82
2020	1,281,463	28.28	to	28.75	42,672,383	—	to	1.35	1.91	to	1.93	18.83	to	20.45
2019	1,337,622	23.48	to	24.19	37,215,260	—	to	1.35	1.85	to	1.85	24.73	to	26.43

SA-20

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Small Cap Growth HLS Fund (Class IA)
2023	1,044,241	$63.98	to	$77.07	$91,176,513	—%	to	1.35%	—%	to	—%	16.84%	to	18.42%
2022	1,110,962	54.76	to	65.08	82,524,236	—	to	1.35	—	to	—	(29.42)	to	(28.46)
2021	1,164,874	77.58	to	90.97	121,760,962	—	to	1.35	—	to	—	2.62	to	4.02
2020	1,225,208	75.59	to	87.46	124,068,571	—	to	1.35	—	to	—	31.41	to	33.20
2019	1,319,461	57.52	to	65.66	101,158,496	—	to	1.35	—	to	—	33.99	to	35.81

Hartford Stock HLS Fund (Class IA)
2023	109,458	39.02	to	53.71	5,094,785	—	to	1.35	1.33	to	1.33	6.28	to	7.72
2022	115,535	36.71	to	49.86	5,045,022	—	to	1.35	1.64	to	1.64	(6.41)	to	(5.14)
2021	115,529	39.23	to	52.56	5,380,112	—	to	1.35	0.87	to	1.22	23.30	to	24.98
2020	134,783	31.81	to	42.05	5,013,814	—	to	1.35	1.70	to	1.72	10.57	to	12.08
2019	139,591	28.77	to	37.52	4,666,302	—	to	1.35	1.64	to	1.67	29.46	to	31.22

Hartford Total Return Bond HLS Fund (Class IA)
2023	487,304	22.05	to	25.63	15,072,473	—	to	1.35	3.25	to	4.29	5.54	to	6.97
2022	547,354	20.89	to	23.96	16,030,823	—	to	1.35	2.97	to	3.03	(15.36)	to	(14.21)
2021	566,482	24.68	to	27.93	19,422,803	—	to	1.35	2.39	to	2.41	(2.27)	to	(0.95)
2020	588,163	25.26	to	28.19	20,494,741	—	to	1.35	3.08	to	3.31	7.57	to	9.03
2019	403,770	23.48	to	25.86	13,006,620	—	to	1.35	3.80	to	3.90	9.17	to	10.65

Hartford Ultrashort Bond HLS Fund (Class IA)
2023	668,771	12.37	to	15.42	10,667,951	—	to	1.35	1.13	to	1.51	3.78	to	5.18
2022	737,283	11.92	to	14.66	11,237,271	—	to	1.35	0.22	to	0.22	(1.51)	to	(0.17)
2021	807,627	12.10	to	14.69	12,448,747	—	to	1.35	0.69	to	0.71	(1.52)	to	(0.19)
2020	835,141	12.29	to	14.72	12,945,349	—	to	1.35	1.52	to	2.26	0.08	to	1.44
2019	344,814	12.28	to	14.51	5,204,985	—	to	1.35	1.85	to	1.98	1.44	to	2.81

BlackRock S&P 500 Index V.I. Fund (Class I)
2023	5,155,672	17.99	to	19.42	95,712,399	—	to	1.35	1.29	to	1.37	24.53	to	26.22
2022	5,499,162	14.44	to	15.39	81,501,226	—	to	1.35	1.45	to	1.47	(19.32)	to	(18.23)
2021	5,842,705	17.90	to	18.82	106,756,501	—	to	1.35	1.28	to	1.31	26.81	to	28.53
2020	6,238,918	14.12	to	14.64	89,377,947	—	to	1.35	1.75	to	1.83	16.65	to	18.24
2019	6,489,935	12.10	to	12.38	79,267,241	—	to	1.35	2.19	to	2.22	29.58	to	31.34

Hartford MidCap HLS Fund (Class IA) (available September 18, 2020)
2023	3,223,787	11.42	to	11.93	37,816,448	—	to	1.35	0.04	to	0.04	13.34	to	14.87
2022	3,416,164	10.07	to	10.39	35,072,305	—	to	1.35	0.89	to	0.89	(25.32)	to	(24.30)
2021	3,637,294	13.49	to	13.73	49,593,187	—	to	1.35	—	to	—	8.43	to	9.91
2020	3,919,868	12.44	to	12.49	48,877,998	—	to	1.35	0.05	to	0.05	25.71	to	26.19
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-21

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 22, 2024, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-22

INDEPENDENT AUDITOR'S REPORT The Board of Directors of Union Security Insurance Company Topeka, Kansas Opinions We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”). Unmodified Opinion on Statutory Basis of Accounting In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023. Basis for Opinions We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. Emphasis of Matter As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter. Responsibilities of Management for the Statutory Basis Financial Statements Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error. F-1

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued. Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. Report on Supplemental Schedules Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory basis financial statements as a whole. /s/ Deloitte & Touche LLP Chicago, Illinois March 21, 2024 F-2

Union Security Insurance Company Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2023 2022 ($ in 000s) Cash and invested assets Bonds and notes $ 593,296 $ 689,808 Preferred stocks - unaffiliated 27,100 28,466 Mortgage loans 81,949 36,721 Contract loans 3,869 4,518 Derivatives — 23 Other invested assets 28,838 16,951 Cash, cash equivalents and short-term investments 11,362 63,027 Total cash and invested assets 746,414 839,514 Premiums deferred and uncollected 390 434 Accrued investment income 7,959 9,158 Federal income taxes recoverable 363 — Amounts due from reinsurers 2,613 1,835 Receivables from affiliates 11,627 37 Net deferred tax asset 4,081 4,254 Other assets 1,425 2,763 Separate account assets 1,821,543 1,680,236 Total admitted assets $ 2,596,415 $ 2,538,231 Liabilities Policy reserves Life insurance and annuity contracts $ 556,220 $ 593,180 Accident and health contracts 3,626 3,716 Liability for deposit-type contracts 16,227 16,986 Policy and contract claims 10,622 16,237 Interest maintenance reserve 19,355 19,598 Asset valuation reserve 7,296 4,357 Reinsurance payable 5,635 5,319 Amount held for others 6,175 5,415 Payable to affiliates 273 24,520 Commissions, expenses, taxes, licenses, and fees accrued 2,805 2,194 Federal income taxes payable — 5,297 Other liabilities 1,842 15,578 Separate account liabilities 1,821,543 1,680,236 Total liabilities 2,451,619 2,392,633 Capital and surplus Capital Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding 5,000 5,000 Paid-in capital 79,886 79,886 Deferred gains 17,216 22,329 Unassigned surplus 42,694 38,383 Total capital and surplus 144,796 145,598 Total liabilities and capital and surplus $ 2,596,415 $ 2,538,231 See the accompanying Notes to Financial Statements F-3

Union Security Insurance Company Statutory Basis Statements of Operations Years Ended December 31, 2023 2022 2021 ($ in 000s) Income Premiums and other considerations Life and annuity contracts $ 1,942 $ 2,141 $ 3,166 Accident and health contracts 219 275 939 Net investment income 41,172 49,567 54,696 Commission and fee income 19,885 18,613 24,329 Other income 1,263 2,331 2,365 Total income 64,481 72,927 85,495 Benefits and expenses Death and annuity benefits 54,891 64,417 70,725 Disability and accident and health benefits 765 283 1,404 Interest on deposit-type contracts 1,802 1,826 2,286 Other benefits to policyholders and beneficiaries 940 650 2,507 Surrender benefits 3,238 3,406 2,396 Decrease in policy reserves-life and annuity contracts and accident and health insurance (37,049) (46,325) (53,599) General insurance expenses 9,120 16,707 8,864 Insurance taxes, licenses, fees, and commissions 14,111 14,048 15,592 Total benefits and expenses 47,818 55,012 50,175 Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses) 16,663 17,915 35,320 Dividends to policyholders 531 601 617 Income before federal income tax expense and net realized capital gains (losses) 16,132 17,314 34,703 Federal income tax expense 1,845 3,754 4,503 Income before net realized capital gains (losses) 14,287 13,560 30,200 Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (2023 - $795; 2022 - $8,388; 2021 - $3,809) excluding taxes transferred to (from) IMR (2023 - ($267); 2022 - $1,002; 2021 - ($4,085)) (9,018) (9,341) 54,684 Net income $ 5,269 $ 4,219 $ 84,884 See the accompanying Notes to Financial Statements F-4

Union Security Insurance Company Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2023 2022 2021 ($ in 000s) Capital and surplus at beginning of year Additions (deductions) $ 145,598 $ 205,557 $ 127,913 Net income 5,269 4,219 84,884 Change in unrealized capital gains (losses), net of tax (2023 - $2,213; 2022 - ($1,138); 2021 - $317) 8,320 (4,280) 1,189 Change in nonadmitted assets (2,231) (11,850) 15,670 Change in net deferred income tax 3,892 12,194 (20,976) Change in asset valuation reserve (2,939) 2,506 3,647 Dividends to stockholder (8,000) (60,000) — Extinguishment or reclassification of balances with former parent — — 93 Amortization of gain on sale (4,092) (1,101) (4,614) Amortization of gain on reinsurance (see Note 7) (1,021) (1,647) (2,249) Net additions (deductions) (802) (59,959) 77,644 Capital and surplus at end of year $ 144,796 $ 145,598 $ 205,557 See the accompanying Notes to Financial Statements F-5

Union Security Insurance Company Statutory Basis Statements of Cash Flows Years Ended December 31, 2023 2022 2021 ($ in 000s) Cash from operating activities Premiums and other considerations $ 1,517 $ 2,990 $ 4,179 Net investment income received 42,682 50,205 49,785 Other income 15,105 18,846 23,419 Policy and contract benefits and dividends paid (67,575) (68,392) (78,471) Operating expenses paid (23,366) (32,494) (22,308) Federal income taxes paid (8,300) (10,300) (5,778) Net cash used in operating activities (39,937) (39,145) (29,174) Cash from investing activities Proceeds from investments sold, matured or repaid Bonds and notes 100,020 125,851 194,450 Stocks 1,811 2,000 28,155 Mortgage loans 722 10,487 4,933 Other invested assets 2,949 2,017 74,362 Miscellaneous proceeds (expenses) (5) 15,616 — Total investment proceeds 105,497 155,971 301,900 Cost of investments acquired Bonds and notes 10,000 37,406 274,539 Mortgage loans 45,950 34,050 4,755 Other invested assets 13,696 8,700 — Miscellaneous applications 27,793 — 969 Total investments acquired 97,439 80,156 280,263 Net increase in contract loans (650) (406) (343) Net cash provided by investing activities 8,708 76,221 21,980 Cash from financing and miscellaneous activities Borrowed (repaid) funds (20,777) 20,307 — Dividends to stockholder — (1,078) — Other 341 (3,751) (3,308) Net cash provided (used) in financing and miscellaneous activities (20,436) 15,478 (3,308) Net change in cash and cash equivalents (51,665) 52,554 (10,502) Cash and cash equivalents at the beginning of year 63,027 10,473 20,975 Cash and cash equivalents at the end of year $ 11,362 $ 63,027 $ 10,473 Supplemental disclosure of non-cash items: Non-cash transfer of bonds as a dividend to stockholder $ 8,000 $ 29,517 $ — Non-cash transfer of mortgage loans as a dividend to stockholder — 29,405 — Non-cash exchanges of bonds and notes — 4,466 11,561 See the accompanying Notes to Financial Statements F-6

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) Note 1: Nature of Business Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Kansas and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products as well as traditional life insurance and annuities. The majority of the Company’s 2023 life insurance premiums were generated in California, Texas, Pennsylvania, Illinois, Florida, and New Jersey. The majority of the Company’s 2023 annuity deposits were generated in California, Arkansas, Minnesota, Pennsylvania, Missouri, and Illinois. The Company was acquired by CMFG Life in 2021. The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance. • In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts. • In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”). • In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties. Note 2: Summary of Significant Accounting Policies Basis of Presentation The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices. F-7

GAAP/Statutory Accounting Differences The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP: “Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance. Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities. The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income. Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships. For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income. The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria. For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows. The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually. For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating. Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited. Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations. F-8

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations. The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately. Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances. Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP. Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity. The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities. Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting. Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting. Use of Estimates The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions. Investments Investments are valued as prescribed by the NAIC. Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method. F-9

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value. Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy. Other invested assets: Other invested assets include surplus notes carried at amortized cost and a limited partnership. The limited partnership represents an interest in an affiliate, which invests in unaffiliated limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investment in the limited partnership is carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, the underlying limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions. Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective- yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income. Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses). Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes. NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2023 and 2022, the Company had no NAIC 5GI bonds and notes. Derivatives The Company used an interest rate swap to manage its exposure to inflation risk. The swap was recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Annually, the Company exchanged cash with a third party based on an established index. The cash exchanged was calculated by comparing the consumer price index to an agreed notional principal amount. The swap was effective August 1, 2003 and limited the Company’s exposure to inflation risk to a maximum of 5% associated with the pre-funded funeral insurance business that was tied to the Consumer Price Index. The swap had a notional amount of $81,017 and fair value of $23 as of December 31, 2022. The swap matured August 1, 2023. Cash, Cash Equivalents and Short-term Investments Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short- term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31. F-10

Policy Reserves Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death. Returns of premium beyond the date of death are calculated using standard industry formulas. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds. Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation. Liability for Deposit-Type Contracts The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit. Policy and Contract Claim Reserves Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Revenue Recognition Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned. Income Tax Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus. The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R. F-11

Reinsurance Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible. Separate Accounts Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves. Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution. Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively. Statutory Valuation Reserves The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus and is included in other assets on the Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus. The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus. Recently Adopted Accounting Standard Updates The NAIC adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”), which is an interpretation that prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 Asset Valuation Reserve and Interest Maintenance Reserve. Under the INT 23-01, reporting entities are allowed to admit negative IMR if certain criteria are met. The adoption of this guidance had no impact on the Company, as USIC did not report any negative IMR at December 31, 2023. F-12

Accounting Standards Updates Pending Adoption During 2023, the NAIC issued updates to SSAPs related to its bond definition project that clarifies the definition of bond investments. The new principles-based bond definition is applied to securities to determine whether they should be classified as long-term bonds or equity securities for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset- backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported on a separate reporting schedule in the Annual Statement. The new guidance will be effective on January 1, 2025. The Company’s implementation project is in progress, and the impact on the statutory basis financial statements is still being assessed. Note 3: Investments Bonds and Notes The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2023 are as follows: Statement Gross Unrealized Value Gains Losses Fair Value U.S. government and agencies $ 1,024 $ 3 $ (149) $ 878 States, territories and possessions 2,410 — (137) 2,273 Political subdivisions of states, territories and possessions 35,941 427 (9,251) 27,117 Industrial and miscellaneous 405,303 42,490 (16,935) 430,858 Residential mortgage-backed securities 28,979 92 (5,751) 23,320 Commercial mortgage-backed securities 55,072 138 (9,274) 45,936 Other structured securities 64,567 260 (3,248) 61,579 Total bonds and notes $ 593,296 $ 43,410 $ (44,745) $ 591,961 The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows: Statement Gross Unrealized Value Gains Losses Fair Value U.S. government and agencies $ 1,532 $ 5 $ (167) $ 1,370 States, territories and possessions 2,412 — (241) 2,171 Political subdivisions of states, territories and possessions 36,114 224 (10,855) 25,483 Industrial and miscellaneous 496,465 38,061 (25,253) 509,273 Residential mortgage-backed securities 31,061 94 (5,758) 25,397 Commercial mortgage-backed securities 55,652 131 (10,051) 45,732 Other structured securities 66,572 676 (5,964) 61,284 Total bonds and notes $ 689,808 $ 39,191 $ (58,289) $ 670,710 F-13

The statement value and fair value of bonds and notes at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity. Statement Value Fair Value Due in one year or less $ 461 $ 461 Due after one year through five years 43,584 45,602 Due after five years through ten years 102,827 102,586 Due after ten years 297,806 312,477 Residential mortgage-backed securities 28,979 23,320 Commercial mortgage-backed securities 55,072 45,936 Other structured securities 64,567 61,579 Total bonds and notes $ 593,296 $ 591,961 The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $3,890 and $3,807 and a fair value of $3,983 and $3,863 as of December 31, 2023 and 2022, respectively. Preferred Stocks – Unaffiliated The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows: Statement Gross Unrealized Preferred Stocks Value Gains Losses Fair Value December 31, 2023 $ 27,100 $ 58 $ — $ 27,158 December 31, 2022 28,466 137 — 28,603 Mortgage Loans The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2023, the commercial mortgage loan portfolio had an average remaining life of 7.8 years, with all principal due prior to 2044. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 9.4% of the aggregate mortgage loan portfolio balance. The following table provides the current amounts of the mortgage loan portfolio at December 31: 2023 2022 Current $ 81,949 $ 36,721 Total carrying value $ 81,949 $ 36,721 F-14

There were no past due amounts or impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2023 and 2022. The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio based on current principal amounts at December 31: 2023 2022 California 26.5% 13.6 % Colorado 14.0 16.3 Arizona 10.6 12.7 Ohio 10.4 23.1 Pennsylvania 9.4 * Maryland 7.9 * Missouri 6.3 * Georgia 5.7 13.3 New Hampshire * 8.1 Oregon * 6.9 Illinois * 5.4 The types of properties collateralizing the commercial mortgage loans based on current principal amounts at December 31 are as follows: 2023 2022 Industrial 49.3% 50.9 % Apartment 24.0 36.4 Retail 18.6 5.7 Office 8.1 6.9 Total 100.0% 100.0 % The Company had no commitments as of December 31, 2023 or 2022 to lend additional funds to mortgagors whose existing mortgage terms had been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2023 or 2022. Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2023 and 2022, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries. F-15

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly. Loan to value and debt service coverage ratios were as follows at December 31: 2023 2022 Average Average Principal Debt Service Principal Debt Service Loan to Value Amount Coverage Amount Coverage Ratio Less than 65% $ 81,949 2.43 $ 36,721 1.89 Total $ 81,949 2.43 $ 36,721 1.89 Limited Partnerships The Company owns a portion of MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company‘s investment was $20,565 and $8,317 at December 31, 2023 and December 31, 2022, respectively. The Company funded commitments of $12,617 and $8,698 in 2023 and 2022, respectively. MCA Fund VI LP terminates on January 1, 2037, unless extended. The financial statements of MCA Fund VI LP were not audited at December 31, 2023 or 2022, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships. The Company’s maximum exposure to loss associated with MCA Fund VI LP is $84,607 and $64,264 at December 31, 2023 and 2022, respectively, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2023 and 2022. F-16

Cash, Cash Equivalents and Short-term Investments The details of cash, cash equivalents and short-term investments as of December 31, are as follows: 2023 2022 Short-term investment - U.S. government securities $ — $ 14,679 Money market mutual funds 8,633 32,433 Cash 2,729 15,915 Total cash, cash equivalents and short-term investments $ 11,362 $ 63,027 Accrued Investment Income Sources of accrued investment income as of December 31 are shown in the table below. 2023 2022 Bonds and notes $ 7,355 $ 8,701 Mortgage loans 343 84 Preferred stocks - unaffiliated 151 138 Contract loans 74 88 Cash and cash equivalents 36 147 Total accrued investment income $ 7,959 $ 9,158 Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2023 or 2022 on this basis. Net Investment Income Sources of net investment income for the years ended December 31 are summarized as follows: 2023 2022 2021 Bonds and notes $ 36,038 $ 41,793 $ 44,726 Preferred stocks - unaffiliated 1,653 1,709 2,867 Mortgage loans 2,652 2,467 2,083 Contract loans 214 257 293 Derivatives — 3,237 — Other invested assets 552 602 5,482 Cash and cash equivalents 599 442 2 Other 578 27 138 Gross investment income 42,286 50,534 55,591 Less investment expenses 1,114 967 895 Net investment income $ 41,172 $ 49,567 $ 54,696 Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees. F-17

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $427 and $1,082 for the years ended 2022, and 2021, respectively. There was no net investment income recognized as a result of prepayment penalties or acceleration fees for the year ended December 31, 2023. Net Realized Capital Gains (Losses) Net realized capital gains (losses) for the years ended December 31 are summarized as follows: 2023 2022 2021 Bonds and notes: Gross gains from sales $ 1,104 $ 5,420 $ 13,536 Gross losses from sales (260) (8,911) (453) Other 799 — 2,810 Common stocks - unaffiliated: Gross gains from sales — — 669 Preferred stocks - unaffiliated: Gross gains from sales — — 2,153 Gross losses from sales (361) — (140) Other — (27) 2,110 Mortgage loans: Gross losses from sales — (1,253) — Limited partnerships: Gross gains from distributions 205 Other invested assets: Gross gain from sales — 49 53,177 Derivative financial instruments (8,705) — — Net realized capital gains (losses) before taxes and transfer to IMR (7,218) (4,722) 73,862 Tax on net realized capital gains (losses) (527) (9,390) 276 Transfer to IMR (1,273) 4,771 (19,454) Net realized capital gains (losses) $ (9,018) $ (9,341) $ 54,684 Proceeds from the sale of bonds and notes were $21,209, $105,763, and $65,623 in 2023, 2022, and 2021, respectively. Proceeds from the sale of stocks were $1,811 and $19,009 in 2023 and 2021, respectively. There were no proceeds from the sale of stocks in 2022. Other-Than-Temporary Impairments of Investments Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to: • The existence of any plans to sell the investment security. • The extent to which fair value is less than statement value. • The underlying reason for the decline in fair value (credit concerns, interest rates, etc.). • The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis. • For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value. • The Company’s ability to recover all amounts due according to the contractual terms of the agreements. • The Company’s collateral position, in the case of bankruptcy or restructuring. F-18

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than- temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows. For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital loss. For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading. Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2023. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant. The Company did not recognize any OTTI on loan-backed and structured securities during 2023, 2022, and 2021 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis. The Company recognized no credit related OTTI on loan-backed securities in 2023 F-19

Net Unrealized Capital Gains (Losses) Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months. Months in Unrealized Loss Position Less Than Twelve Total Twelve Months Months or Greater December 31, 2023 Fair Value Unrealized Loss Fair Value Unrealized Loss Fair Value Unrealized Loss U.S. government and agencies $ — $ — $ 822 $ (149) $ 822 $ (149) States, territories and possessions — — 2,273 (137) 2,273 (137) Political subdivisions of states, territories and possessions — — 23,896 (9,251) 23,896 (9,251) Industrial and miscellaneous 5,040 (27) 111,399 (16,908) 116,439 (16,935) Residential mortgage-backed securities — — 22,517 (5,751) 22,517 (5,751) Commercial mortgage-backed securities — — 43,951 (9,274) 43,951 (9,274) Other structured securities 4,899 (76) 51,659 (3,172) 56,558 (3,248) Total temporarily impaired securities $ 9,939 $ (103) $ 256,517 $ (44,642) $ 266,456 $ (44,745) At December 31, 2023, the Company owned 238 bonds and notes with a fair value of $266,456 in an unrealized investment loss position. There were 225 bonds and notes with a fair value of $256,517 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 14.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2023 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $256,111 or 96.1% of the total fair value of all bonds and notes with unrealized losses at December 31, 2023. Total unrealized losses on investment grade bonds and notes were $43,546 at December 31, 2023. F-20

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months. Months in Unrealized Loss Position Less Than Twelve Total Twelve Months Months or Greater December 31, 2022 Fair Value Unrealized Loss Fair Value Unrealized Loss Fair Value Unrealized Loss U.S. government and agencies $ — $ — $ 809 $ (167) $ 809 $ (167) States, territories and possessions — — 2,171 (241) 2,171 (241) Political subdivisions of states, territories and possessions 3,546 (1,064) 18,916 (9,791) 22,462 (10,855) Industrial and miscellaneous 28,564 (2,813) 140,381 (22,440) 168,945 (25,253) Residential mortgage-backed securities — — 24,446 (5,758) 24,446 (5,758) Commercial mortgage-backed securities 3,948 (874) 39,868 (9,177) 43,816 (10,051) Other structured securities 9,547 (1,146) 45,974 (4,818) 55,521 (5,964) Total temporarily impaired securities $ 45,605 $ (5,897) $ 272,565 $ (52,392) $ 318,170 $ (58,289) At December 31, 2022, the Company owned 314 bonds and notes with a fair value of $318,170 in an unrealized investment loss position. There were 282 bonds and notes with a fair value of $272,565 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2022 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $301,529 or 94.8% of the total fair value of all bonds and notes with unrealized losses at December 31, 2022. Total unrealized losses on investment grade bonds and notes were $56,219 at December 31, 2022. Investment Credit Risk The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk. F-21

Restricted Assets As of December 31, 2023 and 2022, the Company has securities that were restricted or on deposit with government authorities as required by law to satisfy regulatory requirements or with trustees as required by reinsurance agreements. Restricted assets by category as of December 31 are as follows: 2023 2022 Total Restricted Restricted to Total Restricted Restricted to Admitted to Total Total Admitted Admitted to Total Total Admitted Restricted Assets Assets Restricted Assets Assets On deposit with states and other regulatory bodies $ 3,205 0.1% 0.1% $ 3,085 0.1% 0.1 % Pledged as collateral not captured in other categories 302,142 11.6% 11.6% 300,238 11.8% 11.8 % Total restricted assets $ 305,347 11.7% 11.6% $ 303,323 11.9% 11.9 % Note 4: Fair Value The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value. Valuation Hierarchy Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows: • Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. • Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. • Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. F-22

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Valuation Process The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued. The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate. For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. Transfers Between Levels There were no transfers between levels in 2023 and 2022. Fair Value Measurement The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2023. Assets, at Fair Value Level 1 Level 2 Level 3 Total Preferred stock - unaffiliated $ — $ 26,302 $ — $ 26,302 Cash equivalents 8,633 — — 8,633 Separate account assets 1,775,541 45,631 — 1,821,172 Total assets $ 1,784,174 $ 71,933 $ — $ 1,856,107 F-23

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022. Assets, at Fair Value Level 1 Level 2 Level 3 Total Preferred stock - unaffiliated $ — $ 23,506 $ — $ 23,506 Cash equivalents 32,433 — — 32,433 Derivatives — 23 — 23 Separate account assets 1,622,216 57,583 — 1,679,799 Total assets $ 1,654,649 $ 81,112 $ — $ 1,735,761 The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2023 and 2022. Fair Value Measurement of Financial Instruments The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2023: Carrying Amount Fair Value Level 1 Level 2 Level 3 Financial instruments recorded as assets: Bonds and notes $ 593,296 $ 591,961 $ — $ 587,978 $ 3,983 Preferred stocks - unaffiliated 27,100 27,158 — 27,158 — Mortgage loans 81,949 79,793 — — 79,793 Cash equivalents and short-term investments 8,633 8,633 8,633 — — Other invested assets 8,257 9,040 — 9,040 — Contract loans 3,869 4,506 — — 4,506 Separate account assets 1,821,543 1,821,172 1,775,541 45,631 — Financial instruments recorded as liabilities: Deposit-type contracts 16,227 13,910 — 13,910 — Annuity contracts 16,108 13,809 — 13,809 — Separate account liabilities 1,821,543 1,821,172 1,775,541 45,631 — F-24

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2022. Carrying Amount Fair Value Level 1 Level 2 Level 3 Financial instruments recorded as assets: Bonds and notes $ 689,808 $ 670,710 $ — $ 666,847 $ 3,863 Preferred stocks - unaffiliated 28,466 28,603 — 28,603 — Mortgage loans 36,721 34,327 — — 34,327 Cash equivalents and short-term investments 47,112 47,112 32,433 14,679 — Other invested assets 8,606 9,270 — 9,270 — Derivatives 23 23 — 23 — Contract loans 4,518 5,150 — — 5,150 Separate account assets 1,680,236 1,679,799 1,622,216 57,583 — Financial instruments recorded as liabilities: Deposit-type contracts 16,986 15,174 — 15,174 — Annuity contracts 16,378 14,631 — 14,631 — Separate account liabilities 1,680,236 1,679,799 1,622,216 57,583 — The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above. Determination of Fair Values The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level: Level 1 Measurements Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of December 31. Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Level 2 Measurements Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables. Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. F-25

Derivatives: Consists of swaps. Valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market. Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies. Level 3 Measurements Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent. Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Note 5: Income Tax The Company files a stand-alone U.S. federal income tax return as it is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027. For the period January 1, 2021 to July 31, 2021, the Company was included in the U.S. federal income tax return filed by Assurant. Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Assurant Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return. Current income tax expense consists of the following for the years ended December 31: 2023 2022 2021 Federal income tax expense on operations $ 1,845 $ 3,754 $ 4,503 Federal income tax expense (benefit) on net realized capital gains (losses) 795 8,388 3,809 Federal income tax expense $ 2,640 $ 12,142 $ 8,312 F-26

The 2023 change in net deferred income tax is comprised of the following: December 31, December 31, 2023 2022 Change Adjusted gross deferred tax assets $ 18,622 $ 16,638 $ 1,984 Total deferred tax liabilities (862) (557) (305) Net deferred tax asset (excluding nonadmitted) $ 17,760 $ 16,081 $ 1,679 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 2,213 Change in net deferred income tax $ 3,892 The 2022 change in net deferred income tax is comprised of the following: December 31, December 31, 2022 2021 Change Adjusted gross deferred tax assets $ 16,638 $ 5,880 $ 10,758 Total deferred tax liabilities (557) (3,131) 2,574 Net deferred tax asset (excluding nonadmitted) 16,081 2,749 13,332 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments (1,138) Change in net deferred income tax $ 12,194 The 2021 change in net deferred income tax is comprised of the following: December 31, December 31, 2021 2020 Change Adjusted gross deferred tax assets $ 5,880 $ 30,913 $ (25,033) Total deferred tax liabilities (3,131) (6,871) 3,740 Net deferred tax asset (excluding nonadmitted) 2,749 24,042 (21,293) Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 317 Change in net deferred income tax $ (20,976) F-27

Reconciliation to U.S. Tax Rate The total statutory provision for income taxes for the years ended December 31, 2023, 2022, and 2021 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation: 2023 2022 2021 Tax expense computed at federal corporate rate $ 2,616 $ 2,644 $ 22,799 Dividends received deductions (866) (748) (1,579) Foreign tax credit (138) (103) (161) Income tax benefit related to prior years (690) (745) (2,923) Nonadmitted assets (80) (5) 78 Interest maintenance reserve amortization (262) (485) (493) Amortization of deferred gain on reinsurance (1,817) (578) (1,441) Change in deferred income tax due to purchase accounting — — 13,031 Tax exempt investment income (17) (34) (37) Other 2 2 14 Total statutory income taxes $ (1,252) $ (52) $ 29,288 Federal income tax expense $ 2,640 $ 12,142 $ 8,312 Change in net deferred income tax (3,892) (12,194) 20,976 Total statutory income taxes $ (1,252) $ (52) $ 29,288 Deferred Income Taxes The components of the net deferred tax asset at December 31 are as follows: December 31, 2023 December 31, 2022 Change Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total Gross tax assets $ 11,043 $ 7,579 $ 18,622 $ 9,123 $ 7,515 $ 16,638 $ 1,920 $ 64 $ 1,984 Statutory valuation allowance adjustment — — — — — — — — — Adjusted deferred tax assets 11,043 7,579 18,622 9,123 7,515 16,638 1,920 64 1,984 Deferred tax assets nonadmitted 6,100 7,579 13,679 4,312 7,515 11,827 1,788 64 1,852 Admitted tax assets 4,943 — 4,943 4,811 — 4,811 132 — 132 Deferred tax liabilities (352) (510) (862) (437) (120) (557) 85 (390) (305) Net admitted deferred tax assets $ 4,591 $ (510) $ 4,081 $ 4,374 $ (120) $ 4,254 $ 217 $ (390) $ (173) F-28

The nonadmitted deferred tax asset increased $1,852 in 2023 and $11,827 in 2022. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows: 2023 2022 Change Ordinary deferred tax assets: Deferred acquisition costs $ 6,256 $ 4,359 $ 1,897 Life and accident and health reserves 4,300 4,429 (129) Policyholder dividends accrual 137 137 — Other 350 198 152 Subtotal ordinary deferred tax assets 11,043 9,123 1,920 Nonadmitted ordinary deferred tax assets 6,100 4,312 1,788 Admitted ordinary deferred tax assets 4,943 4,811 132 Capital deferred tax assets: Investments 7,579 7,515 64 Nonadmitted capital deferred tax assets 7,579 7,515 64 Admitted capital deferred tax asset — — — Admitted deferred tax assets 4,943 4,811 132 Ordinary deferred tax liabilities: Investments (33) (30) (3) Deferred and uncollected premium (82) (91) 9 Unrealized gains — (5) 5 Guaranty fund liabilities (222) (311) 89 Other (15) — (15) Total ordinary deferred tax liabilities (352) (437) 85 Capital deferred tax liabilities: Unrealized gains (510) (120) (390) Subtotal capital deferred tax liabilities (510) (120) (390) Total deferred tax liabilities (862) (557) (305) Net admitted deferred tax asset $ 4,081 $ 4,254 $ (173) F-29

Deferred Tax Asset Admission Calculation The components of the deferred tax asset admission calculation at December 31 are as follows: December 31, 2023 December 31, 2022 Change Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total (a) Federal income taxes paid in prior years recoverable through loss carrybacks $ — $ — $ — $ — $ — $ — $ — $ — $ — (b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii): 4,081 — 4,081 4,253 — 4,253 (172) — (172) (i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date 4,081 — 4,081 4,253 — 4,253 (172) — (172) (ii) Adjusted gross deferred tax assets allowed per limitation threshold — — 21,107 — — 21,202 — — (95) (c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities 862 — 862 558 — 558 304 — 304 Admitted deferred tax asset $ 4,943 $ — $ 4,943 $ 4,811 $ — $ 4,811 $ 132 $ — $ 132 The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information: 2023 2022 Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity) 824% 776 % Recovery period used in (b)(i) 3 years 3 years Percentage of adjusted capital and surplus used in (b)(ii) 15% 15 % Amount of adjusted capital and surplus used in (b)(ii) $ 140,716 $ 141,345 The impact of tax planning strategies as of December 31, 2023 is shown in the following table: December 31, 2023 Ordinary Capital Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage Adjusted gross DTAs $ 11,043 $ 7,579 Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies — % — % Net admitted adjusted gross DTAs 4,943 — Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies 8.3% — % The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2022. F-30

Other Tax Items On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact was included in the change in net deferred income tax and in the Reconciliation to U.S. Tax Rate (included above within in Note 5, Income Tax) for the year ended December 31, 2021. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact was reported as an increase to unassigned surplus for the year ended December 31, 2021. As of December 31, 2023 and 2022, the Company did not have any federal capital loss, operating loss, or credit carryforwards. Income taxes incurred in 2023, 2022, and 2021 of $303, $7,529, and $4,250, respectively, are available for recoupment in the event of future capital losses. The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code. There were no tax contingencies as of December 31, 2023 or 2022. The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. The Company had no changes in interest and penalties during the years ended December 31, 2023 and 2022. During the year ended 2021, the Company recognized an increase of $212 in interest and penalties. The Company did not accrue any interest or penalties at December 31, 2023 and 2022, respectively. The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is open to income tax examinations for the years ended after August 1, 2021. For the major jurisdictions where it operates, years ended prior to August 1, 2021 may remain open. Any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the former owner, Assurant, Inc. The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT). The CAMT is effective for tax years beginning after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation for the 2023 tax year. Note 6: Related Party Transactions In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses to the Company of $9,187, $14,866, and $4,480 in 2023, 2022, and 2021, respectively. Additionally, the Company was reimbursed $272, $30, and $254 in 2023, 2022, and 2021, respectively. Since CMFG Life’s acquisition of the Company on July 31, 2021, MEMBERS Capital Advisors, Inc. (“MCA”), which is 100% owned by CUNA Mutual Investment Corporation, an affiliate, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded investment management fees totaling $1,114, $967, and $474 in 2023, 2022, and 2021, respectively. Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense related to the cash management agreement of $69 and $406 in 2023 and 2022, respectively. The Company recorded affiliated interest income of $563 and $19 in 2023 and 2022, respectively, related to the cash management agreement. There was no affiliate interest income or charges in 2021. The Company had outstanding lending to CMFG Life, which is included in receivables from affiliates, of $13,952 at December 31, 2023. The Company had an outstanding borrowing due to CMFG Life, which is included in payable to affiliates, of $20,307 at December 31, 2022. As of December 31, 2023 and 2022, $2,375 and $3,976 was due to CMFG Life for expense sharing transactions as described above, respectively. F-31

In 2023, the Company paid CMFG Life dividends of debt securities of $8,000. In 2022, the Company paid CMFG Life extraordinary dividends composed of mortgage loans, debt securities and cash of $60,000 which the Company received timely approval from the Insurance Department. Prior to CMFG Life’s acquisiton of the Company in 2021, the Company received various services from its prior owner and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449 for 2021. The amount paid by the Company to its prior owner through a tax sharing agreement was $3,771 for 2021. The Company ceded group accidental death and disability premiums to former affiliates of $1,703 for 2021. Administrative expenses allocated to the Company from its prior owner and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis. Note 7: Reinsurance The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2023, 2022, and 2021. 2023 2022 2021 Premiums earned: Direct $ 121,845 $ 126,839 $ 143,981 Assumed premiums 1,651 1,798 3,408 Ceded to affiliates — — (1,703) Ceded to non-affiliate (121,335) (126,221) (141,581) Premiums and other considerations $ 2,161 $ 2,416 $ 4,105 Benefits and surrender expenses: Direct $ 519,456 $ 474,841 $ 535,716 Assumed from non-affiliates 24,456 24,669 31,086 Ceded to affiliates — — (360) Ceded to non-affiliates (482,276) (428,928) (487,124) Benefits and surrender expenses, net of reinsurance $ 61,636 $ 70,582 $ 79,318 Decrease in policy reserves: Direct $ (146,006) $ (60,950) $ (16,028) Assumed from non-affiliates (13,683) (17,040) (20,172) Ceded to non-affiliates 122,640 31,665 (17,399) Decrease in policy reserves, net of reinsurance $ (37,049) $ (46,325) $ (53,599) Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $570,468 and $613,133 as of December 31, 2023 and 2022. The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2023, 2022, and 2021 was $1,021, $1,647, and $2,249, respectively. The Company ceded premiums of $3,496, $3,632, and $6,374 during the years ended December 31, 2023, 2022, and 2021, respectively, related to this agreement. In addition, as of December 31, 2023 and 2022, total ceded reserves related to this agreement were $320,809 and $373,117, respectively. F-32

The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,629, $1,810, and $860 for the years ended December 31, 2023, 2022, and 2021, respectively, and reserves of $220,983 and $219,440 as of December 31, 2023 and 2022, respectively. The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $444,488 and $465,922 as of December 31, 2023 and 2022, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts. The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $53,299, $56,639, and $65,572 of premiums to John Hancock during the years ended December 31, 2023, 2022, and 2021, respectively. The ceded reserves related to this agreement were $2,522,334 and $2,564,651, including $443,267 and $485,389 of premium deficiency reserves, as of December 31, 2023 and 2022, respectively. In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements. Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2023, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows: Individual Annuities Separate Separate General Account with Account % of December 31, 2023 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ — $ 35,181 $ — $ 35,181 5.0 % At book value less surrender charge of 5% or more 138 — — 138 — % At market value — — 457,386 457,386 64.5 % Total with adjustment or at market value 138 35,181 457,386 492,705 69.5 % At book value with minimal or no charge adjustment 159,616 — — 159,616 22.5 % Not subject to discretionary withdrawal 35,633 — 21,074 56,707 8.0 % Gross annuity reserves and deposit liabilities 195,387 35,181 478,460 709,028 100.0 % Ceded reserves 181,079 — — 181,079 Total net annuity reserves and deposit liabilities $ 14,308 $ 35,181 $ 478,460 $ 527,949 F-33

Group Annuities Separate Separate General Account with Account % of December 31, 2023 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ — $ 23,218 $ — $ 23,218 16.9 % At market value — — 110,983 110,983 80.8 % Total with adjustment or at market value — 23,218 110,983 134,201 97.7 % At book value with minimal or no charge adjustment 3,163 — — 3,163 2.3 % Gross annuity reserves and deposit liabilities 3,163 23,218 110,983 137,364 100.0 % Ceded reserves 56 — — 56 Total net annuity reserves and deposit liabilities $ 3,107 $ 23,218 $ 110,983 $ 137,308 Deposit-Type Contracts Separate Separate General Account with Account % of December 31, 2023 Account Guarantees Nonguaranteed Total Total At book value with minimal or no charge adjustment $ 16,227 $ — $ — $ 16,227 100.0 % Not subject to discretionary withdrawal — — — — — % Gross annuity reserves and deposit liabilities 16,227 — — 16,227 100.0 % Reinsurance ceded — — — — Total net annuity reserves and deposit liabilities $ 16,227 $ — $ — $ 16,227 F-34

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2022, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows: Individual Annuities Separate Separate General Account with Account % of December 31, 2022 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ — $ 39,979 $ — $ 39,979 5.6 % At book value less surrender charge of 5% or more 144 — — 144 — % At market value — — 444,173 444,173 61.9 % Total with adjustment or at market value 144 39,979 444,173 484,296 67.5 % At book value with minimal or no charge adjustment 179,219 — — 179,219 25.0 % Not subject to discretionary withdrawal 35,675 — 17,920 53,595 7.5 % Gross annuity reserves and deposit liabilities 215,038 39,979 462,093 717,110 100.0 % Ceded reserves 200,591 — — 200,591 Total net annuity reserves and deposit liabilities $ 14,447 $ 39,979 $ 462,093 $ 516,519 Group Annuities Separate Separate General Account with Account % of December 31, 2022 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ — $ 26,226 $ — $ 26,226 19.7 % At market value — — 103,674 103,674 77.8 % Total with adjustment or at market value — 26,226 103,674 129,900 97.5 % At book value with minimal or no charge adjustment 3,421 — — 3,421 2.5 % Gross annuity reserves and deposit liabilities 3,421 26,226 103,674 133,321 100.0 % Ceded reserves 61 — — 61 Total net annuity reserves and deposit liabilities $ 3,360 $ 26,226 $ 103,674 $ 133,260 F-35

Deposit-Type Contracts Separate Separate General Account with Account % of December 31, 2022 Account Guarantees Nonguaranteed Total Total At book value with minimal or no charge adjustment 16,986 — — 16,986 100.0 % Not subject to discretionary withdrawal — — — — — % Gross annuity reserves and deposit liabilities 16,986 — — 16,986 100.0 % Reinsurance ceded — — — — Total net annuity reserves and deposit liabilities $ 16,986 $ — $ — $ 16,986 The following table shows policy liabilities associated with the Company’s annuity products as of December 31: 2023 2022 Annuities $ 17,415 $ 17,807 Deposit-type contracts 16,227 16,986 Annuity reserves from the separate accounts 647,842 631,972 Total annuity reserves $ 681,484 $ 666,765 F-36

The following table shows life reserves by withdrawal characteristics at December 31, 2023: Separate Account - General Account Non-Guaranteed Account Cash Account Cash Value Value Reserve Value Value Reserve Subject to discretionary withdrawal, surrender values, or policy loans: Term policies with cash value $ 46,131 $ 68,597 $ 69,316 $ — $ — $ — Universal life 71,767 71,768 80,500 — — — Other permanent cash value life insurance — 531,555 560,917 — — — Variable universal life 108,392 107,894 111,566 1,146,243 1,146,243 1,146,243 Miscellaneous reserves — 15,238 17,849 — — — Not subject to discretionary withdrawal or no cash values: Term policies with cash value — — 4,855 — — — Accidental death benefits — — 480 — — — Disability - active lifes — — 224 — — — Disability - disabled lives — — 63,497 — — — Miscellaneous reserves — — 6,717 — — — Gross reserves before reinsurance 226,290 795,052 915,921 1,146,243 1,146,243 1,146,243 Ceded reinsurance 226,290 287,864 377,116 — — — Net reserves $ — $ 507,188 $ 538,805 $ 1,146,243 $ 1,146,243 $ 1,146,243 F-37

The following table shows life reserves by withdrawal characteristics at December 31, 2022: Separate Account - General Account Non-Guaranteed Account Cash Account Cash Value Value Reserve Value Value Reserve Subject to discretionary withdrawal, surrender values, or policy loans: Term policies with cash value $ 48,640 $ 49,455 $ 50,932 $ — $ — $ — Universal life 75,146 75,147 84,244 — — — Other permanent cash value life insurance — — — — — — Variable universal life 107,275 106,816 110,250 1,033,298 1,033,298 1,033,298 Miscellaneous reserves — 575,165 608,746 — — — Not subject to discretionary withdrawal or no cash values: Term policies without cash value — — 2,791 — — — Accidental death benefits — — 23 — — — Disability - active lives — — 201 — — — Disability - disabled lives — — 2,260 — — — Miscellaneous reserves — — 19,987 — — — Gross reserves before reinsurance 231,061 806,583 879,434 1,033,298 1,033,298 1,033,298 Ceded reinsurance 231,061 279,351 304,061 — — — Net reserves $ — $ 527,232 $ 575,373 $ 1,033,298 $ 1,033,298 $ 1,033,298 The following table shows policy liabilities associated with the Company’s life products as of December 31: 2023 2022 Life $ 534,631 $ 570,982 Miscellaneous 4,174 4,391 Life reserves from the separate accounts 1,146,243 1,033,298 Total life insurance reserves $ 1,685,048 $ 1,608,671 Note 9: Statutory Financial Data and Dividend Restrictions RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2023 and 2022, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2023. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both. USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $17,830 in stockholder dividends in 2024 without the approval of the Insurance Department. F-38

Note 10: Commitments and Contingencies Investment Commitments The Company has the following investment commitments outstanding at December 31: 2023 2022 Limited partnerships $ 64,042 $ 55,947 Private placement bonds — 4,000 Total investment commitments $ 64,042 $ 59,947 Insurance Guaranty Funds The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2023 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $289 and $583 at December 31, 2023 and 2022, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $1,055 and $1,482 as of December 31, 2023 and 2022, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period. Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows: 2023 2022 Asset recognized from paid and accrued premium tax offsets prior year-end $ 1,483 $ 2,638 Decreases: Premium tax offset applied 222 433 Accrued assessments 278 939 Total decreases 500 1,372 Increases: Creditable guaranty fund assessments paid 72 217 Total increases 72 217 Asset recognized from paid and accrued premium tax offsets year-end $ 1,055 $ 1,483 F-39

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2023 have not been discounted: Name of Insolvency Guaranty Fund Assessment Related Assets Penn Treaty $ 151 $ 151 Others 138 904 Total $ 289 $ 1,055 Legal Matters Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable. These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company. Note 11: Unassigned Surplus Unassigned surplus at December 31 considers the accumulated balances for the following items: 2023 2022 Nonadmitted assets: Net deferred tax asset $ (13,679) $ (11,828) Other (744) (364) Total nonadmitted assets deducted from surplus $ (14,423) $ (12,192) Asset valuation reserve deducted from surplus $ (7,296) $ (4,357) Deferred gain on sale of FFG 10,121 14,213 Deferred gain on reinsurance with Sun Life 7,095 8,116 Unrealized capital gains (losses) deducted from surplus 3,035 (5,285) F-40

Note 12: Premiums Deferred and Uncollected Deferred and uncollected life insurance premiums as of December 31 are shown in the following table: 2023 2022 Net of Net of Gross Loading Gross Loading Ordinary new business $ — $ — $ — $ (298) Ordinary renewal 660 390 732 732 Accident and health — — — — Totals $ 660 $ 390 $ 732 $ 434 Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions. Note 13: Separate Accounts The general account of the Company had no separate account guarantees as of December 31, 2023 or 2022. Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value. In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution. The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2023 and 2022 are attributed to the following products/transactions: 2023 2022 Separate Account Separate Account Legally Assets Not Legally Assets Not Insulated Assets Legally Insulated Insulated Assets Legally Insulated Individual variable annuity $ 589,884 $ — $ 566,121 $ — Variable life 1,146,994 — 1,033,842 — Modified guarantee contracts — 84,665 — 80,273 Total assets $ 1,736,878 $ 84,665 $ 1,599,963 $ 80,273 The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. F-41

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below: 2023 2022 Non-Indexed with Guarantees Less Than/Equal to 4% Non- Guaranteed Total Non- Indexed with Guarantees Less Than/Equal to 4% Non- Guaranteed Total Reserves for accounts with assets at fair value $ 58,399 $ 1,735,686 $ 1,794,085 $ 66,205 $ 1,599,065 $ 1,665,270 Reserves with assets subject to discretionary withdrawal: At fair value — 1,735,686 1,735,686 — 1,599,065 1,599,065 With market value adjustment 58,399 — 58,399 66,205 — 66,205 Subtotal separate account liabilities $ 58,399 $ 1,735,686 $ 1,794,085 $ 66,205 $ 1,599,065 $ 1,665,270 Transfer to separate accounts 27,458 14,966 Total separate account liabilities $ 1,821,543 $ 1,680,236 Details of the net transfers to (from) separate accounts are shown in the table below for the years ended: 2023 2022 Transfers to separate accounts $ 33,971 $ 34,847 Transfers from separate accounts (142,205) (119,394) Net transfers to separate accounts (108,234) (84,547) Reinsurance ceded 108,234 84,547 Transfers as reported in the statement of operations $ — $ — F-42

Note 14: Reconciliation to 2023 Annual Statement As reported in USIC As reported Statutory in 2023 Basis USIC Financial Annual Statements Statements Difference Statutory basis statements of admitted assets, liabilities and capital and surplus Deferred gains $ 17,216 $ — $ 17,216 Unassigned surplus 42,694 59,910 (17,216) Total capital and surplus 144,796 144,796 — Statutory basis statements of operations Commission and fee income $ 19,885 $ 23,428 $ (3,543) Total income 64,481 68,024 (3,543) Net income 5,269 8,812 (3,543) Statutory basis statements of changes in capital and surplus Net income $ 5,269 $ 8,812 $ (3,543) Amortization of gain on reinsurance (see Note 7) (1,021) (4,564) 3,543 Capital and surplus at end of year 144,796 144,796 — Note 15: Subsequent Events The Company evaluated subsequent events through March 21, 2024, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements. F-43

Supplemental Schedules Net investment income earned: Government bonds $ 2,222 Bonds exempt from U.S. tax — Other bonds (unaffiliated) 33,816 Bonds of affiliates — Preferred stocks (unaffiliated) 1,653 Preferred stocks of affiliates — Common stocks (unaffiliated) — Common stocks of affiliates — Mortgage loans 2,652 Real estate — Premium notes, contract loans and liens 214 Cash — Cash equivalents 599 Short-term investments — Other invested assets 552 Derivatives — Aggregate write-ins for net investment income 578 Gross net investment income $ 42,286 Real estate owned - book value less encumbrances (excluding home office) Mortgage loans - book value: Farm mortgages $ — Residential mortgages — Commercial mortgages 81,949 Total mortgage loans $ 81,949 Mortgage loans by standing - book value: Good standing $ 81,949 Good standing with restructured terms — Interest overdue more than three months, not in foreclosure — Foreclosure in process — Other long-term assets-statement value Collateral loans — Bonds and stocks of parents, subsidiaries and affiliates - book value Bonds — Preferred stocks — Common stocks — F-44

Bonds and short-term investments by class and maturity: Bonds by maturity - statement value Due within one year or less $ 10,814 Over 1 year through 5 years 112,012 Over 5 years through 10 years 154,825 Over 10 years through 20 years 223,659 Over 20 years 91,986 Total by maturity $ 593,296 Bonds by class - statement value Class 1 369,542 Class 2 207,979 Class 3 15,775 Class 4 — Class 5 — Class 6 — Total by class $ 593,296 Total bonds publicly traded 535,456 Total bonds privately placed 57,840 Preferred stocks - statement value 27,100 Common stocks - market value — Short-term investments - book value — Options, caps & floors - statement value — Options, caps & floors written and in force - statement value (excluding liabilities) — Collar, swap & forward agreements open - statement value — Futures contracts open - current value (excluding liabilities) — Cash 2,729 Cash equivalents 8,633 F-45

Life insurance in force: Industrial $ 21,315 Ordinary 6,316,814 Group life 528,382 Amount of accidental death insurance in force under ordinary policies 79,642 Life insurance policies with disability provisions in force: Ordinary 3,252 Group life 5,286 Supplementary contracts in-force: Ordinary - not involving life contingencies: Amount on deposit 2,949 Amount of income payable — Ordinary - involving life contingencies: Amount on deposit — Amount of income payable 26 F-46

Annuities: Ordinary Immediate - amount of income payable $ 4,464 Deferred - fully paid - account balance 635,900 Deferred - not fully paid - account balance 4,554 Accident and health insurance - premium in force Group 1,023 Credit — Other 86,797 Dividend accumulations - account balance 13,395 Claim payments 2023 Group accident and health - year ended December 31 2023 67 2022 17 2021 3 2020 98 2019 56 Prior 41 Other accident and health 2023 399 2022 390 2021 232 2020 251 2019 260 Prior 168 Obligations under securities lending - F-47

Gross Admitted Invested Assets Investment Reported in the Annual Statement Investment Categories Holdings Amount Percentage Long-Term Bonds (Schedule D, Part 1): U.S. governments $ 5,241 $ 5,241 0.7 % All other governments — — — % U.S. states, territories and possessions, etc. guaranteed 2,410 2,410 0.3 % U.S. political subdivisions of states, territories, and possessions, guaranteed 35,941 35,941 4.8 % U.S. special revenue and special assessment obligations, etc. non-guaranteed 42,448 42,448 5.7 % Industrial and miscellaneous 507,256 507,256 68.0 % Hybrid securities — — — % Parent, subsidiaries and affiliates — — — % SVO identified funds — — — % Unaffiliated bank loans — — — % Total long-term bonds 593,296 593,296 79.5 % Preferred stocks Industrial and miscellaneous (unaffiliated) 27,100 27,100 3.6 % Parent, subsidiaries and affiliates — — — % Total preferred stocks 27,100 27,100 3.6 % Common stocks — — — % Industrial and miscellaneous Publicly traded (Unaffiliated) — — — % Industrial and miscellaneous Other (Unaffiliated) — — — % Parent, subsidiaries and affiliates Publicly traded — — — % Parent, subsidiaries and affiliates Other — — — % Mutual funds — — — % Unit investment trusts — — — % Closed-end funds — — — % Total common stocks — — — % Mortgage loans 81,949 81,949 11.0 % Farm mortgages — — — % Residential mortgages — — — % Commercial mortgages — — — % Mezzanin real estate loans — — — % Total valuation allowance — — — % Total mortgage loans 81,949 81,949 11.0 % Cash, cash equivalents and short-term investments 2,729 2,729 0.4 % Cash (Schedule E, Part 1) — — — % Cash equivalents (Schedule E, Part 2) — — — % Short-term investments (Schedule DA) 8,633 8,633 1.2 % Total cash, cash equivalents and short-term investments 11,362 11,362 1.6 % Contract loans 3,923 3,869 0.5 % Derivatives — — — % Other invested assets (Schedule BA) 28,822 28,822 3.8 % Receivable for securities 16 16 — % Total invested assets $ 746,468 $ 746,414 100.0 % F-48

1. USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R. 2. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period. 3. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company. 4. USIC has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R. 5. USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP. F-49